SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------
                                   FORM 8-K/A

                                 Amendment No. 2
                                       To
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 1, 2002
                                 ---------------

                          Sutter Holding Company, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-15733             59-2651232
 -----------------------------   -----------------   -------------------------
(State or Other Jurisdiction     (Commission File        (IRS Employer
        of Incorporation)              Number)         Identification No.)



     150 Post Street, Suite 405, San Francisco, California           94108
   -------------------------------------------------------------- ------------
     (Address of Principal Executive Offices)                      (Zip Code)



   Registrant's telephone number, including area code        (415) 788-1441
                                                           ------------------


     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.        Financial Statements and Exhibits

(c)      Exhibits

(16)     Letter regarding changes in certifying accountant









SIGNATURES

July 11, 2002              SUTTER HOLDING COMPANY, INC.

                           By: s/ ROBERT E. DIXON
                           --------------------------------------------
                           Robert E. Dixon, Co-Chief Executive
                           Officer